UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024 (July 11, 2024)

__________________________

Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 11, 2024, Volcon, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) with institutional investors (collectively, the “Investors”) for the sale by the Company of 820,836 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share, and pre-funded warrants to purchase 2,466,836 shares of common stock in lieu thereof (the “Pre-Funded Warrants”) in a registered direct offering (the “Offering”) at a purchase price of $3.65 per share (or pre-funded warrant in lieu thereof). The closing of the Offering is expected to occur on July 12, 2024 (the “Closing Date”).

Subject to certain ownership limitations, each Pre-Funded Warrant is exercisable into one share of common stock at a price per share of $0.00001 (as adjusted from time to time in accordance with the terms thereof). In lieu of making the cash payment otherwise contemplated to be made upon exercise of the Pre-Funded Warrant, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a cashless exercise formula set forth in the Pre-Funded Warrant. The holder of a Pre-Funded Warrant is prohibited from exercising of such warrants to the extent that such exercise would result in the number of shares of common stock beneficially owned by such holder and its affiliates exceeding 4.99% or 9.99% (at the election of the Investor) of the total number of shares of common stock outstanding immediately after giving effect to the exercise.

The gross proceeds to the Company from the offering are expected to be approximately $12.0 million, before deducting the placement agent fees and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering to repay outstanding notes payable and for working capital and general corporate purposes.

Under the terms of the Purchase Agreements, the Company has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of, any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock or file any registration statement or prospectus, or any amendment or supplement thereto for 30 days after the Closing Date, subject to certain exceptions.

The Offering of the Shares and Pre-Funded Warrants was made pursuant to a shelf registration statement on Form S-3 (File No. 333-269644) (the “Registration Statement”), which was initially filed by the Company with the Securities and Exchange Commission on February 8, 2023, amended on March 15, 2023, and declared effective on March 21, 2023.

On July 11, 2024, the Company entered into a placement agent agreement with Aegis Capital Corp. (“Aegis”) (the “Placement Agent Agreement”), pursuant to which the Company has agreed to pay Aegis an aggregate fee equal to 8.0% of the aggregate gross proceeds received by the Company from the sale of the securities in the Offering. The Company also agreed to a non-accountable expense allowance for Aegis equal to 1.0% of the aggregate gross proceeds received by the Company from the sale of the securities in the Offering. Under the terms of the Placement Agent Agreement, the Company has agreed that it will not, subject to certain exceptions, for a period of 90 days after the Closing Date, (i) offer, sell, issue, or otherwise transfer or dispose of, directly or indirectly, any equity of the Company or any securities convertible into or exercisable or exchangeable for equity of the Company; (ii) file or cause to be filed any registration statement with the Securities and Exchange Commission relating to the offering of any equity of the Company or any securities convertible into or exercisable or exchangeable for equity of the Company; or (iii) enter into any agreement or announce the intention to effect any of the foregoing.

The representations, warranties and covenants contained in the Purchase Agreement and Placement Agent Agreement were made solely for the benefit of the parties to the Purchase Agreement and Placement Agent Agreement. In addition, such representations, warranties and covenants: (i) are intended as a way of allocating the risk between the parties to such agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement and Placement Agent Agreement are filed with this Current Report on Form 8-K only to provide investors with information regarding the terms of the transactions described herein, and not to provide investors with any other factual information regarding the Company. Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement or Placement Agent Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The forms of the Purchase Agreement, the Placement Agent Agreement, and the Pre-Funded Warrant are filed as Exhibits 10.1, 10.2, and 4.1, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

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Item 8.01.	Other Events

On July 11, 2024, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Form of Pre-Funded Warrant
5.1	ArentFox Schiff LLP Legal Opinion
10.1	Form of Securities Purchase Agreement
10.2	Placement Agent Agreement between Volcon, Inc. and Aegis Capital Corp.
99.1	Press release dated July 11, 2024
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: July 12, 2024	/s/ Greg Endo
Greg Endo Chief Financial Officer

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